EXHIBIT 4.1 - SPECIMEN COPY OF STOCK CERTIFICATE


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              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

                             Ventura Assets Limited

The Corporation is authorized to issue 50,000,000 Common Shares- No Par Value

The shares represented by this certificate are subject to restrictions on transfer. A copy of the restrictions will be furnished by the corporation to the holder of this certificate upon written request and without charge.

This Certificates that _________________________________is the owner of non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated_____________________________







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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM - as tenants in common            UNIF GIFT MIN ACT-
                                          .........Custodian.............(Minor)
TEN ENT- as tenants by the entireties     Under uniform Gifts to Minor Act
                                          ...............................(State)
JT TEN- as joint tenants with right       UNIF TRF MIN ACT-
of survivorship and not as tenants        ........Custodian..............(Minor)
in common                                 Under..........................(State)
                                          Uniform Transfer to Minors Act


    PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER OF ASSIGNEE

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Foe value received, the undersigned hereby sells, assigns and transfers unto

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              PLEASE PRINT OR TYPWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints------------------------------------------------------------Attorney to
transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
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                  In presence of
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